EXHIBIT 10.64

                                 Qorus.com, Inc.

                                Addendum to Notes

Qorus.com, Inc. (the "Borrower") has issued or assumed the liability of its former subsidiary, Aelix, Inc., for promissory notes aggregating $4,672,999.04 now owned by the following parties:


     Lender                                  Note  Amount        Maturity Date
     -------------------------------------  ----------------   -----------------
     Thurston Interests, LLC, both for
     Itself and as assignee of notes
     previously issued to Apex Investment
     Fund III and Apex Strategic Partners     $4,397,999.04    December 31, 2001

     Customer Care & Technology
     Holdings, Inc.                              275,000.00    December 31, 2001
                                            ---------------

                  Total                       $4,672,999.04

All such notes matured on December 31, 2001, but the undersigned parties each hereby agree that the term of the notes shall be amended such that the notes shall mature on demand, or in the absence of any demand, on December 31, 2002. All other terms of the notes shall remain the same and in full force and effect.

The undersigned parties agree to attach a copy of this agreement to each existing note affected by the terms hereof, and such existing notes, as previously amended and as amended by this agreement, shall constitute the full and complete agreement of the parties.

The undersigned parties agree that this agreement shall not become valid and enforceable unless all of the undersigned parties execute this agreement through their duly authorized representatives. The effective date of this addendum is December 31, 2001.

Dated this 16th day of July 2002


                  Qorus.com, Inc.              /s/ Thomas C. Ratchford
                                              ----------------------------
                                               By: Thomas C. Ratchford
                                                   Chief Financial Officer

                  Thurston Interests, LLC      /s/ Patrick J. Haynes, III
                                              ---------------------------
                                               By: Patrick J. Haynes, III


                  Customer Care & Technology
                  Holdings, Inc.                /s/ Willard C. McNitt, III
                                               ---------------------------
                                               By:  Willard C. McNitt, III
                                                    Chief Financial Officer